Supplement dated February 17, 2012 to Prospectus dated May 1, 1996 for

The Blue Chip Company’s Variable Universal Life (“BCVUL”)

This supplement provides important updates to the investment choices available through your policy. Please read it carefully and keep it with your current prospectus for future reference.

Reorganization of the Panorama Growth Portfolio and the Panorama Total Return Portfolio

The Board of Directors of Panorama Series Fund, Inc. has proposed reorganizing the Panorama Growth Portfolio and the Panorama Total Return Portfolio with and into the Oppenheimer Main Street Fund®/VA and Oppenheimer Balanced Fund/VA, respectively. The reorganizations are conditioned upon, among other things, approval by the Portfolios’ shareholders on April 20, 2012. If conditions for the reorganizations are met, effective April 27, 2012 the following will occur.

¿	The Panorama Growth Portfolio and the Panorama Total Return Portfolio will no longer be available as investment options.

¿	Any policy value allocated to the Panorama Growth division of the separate account will be transferred to the Oppenheimer Main Street division. Any policy value allocated to the Panorama Total Return division of the separate account will be transferred to the Oppenheimer Balanced division. Transfers resulting from these fund reorganizations will not be subject to a transfer charge, will not count towards the number of transfers allowed per year and will not count towards transfer limits imposed by our market timing policies.

¿	If you have premium payment instructions on file requesting that a portion or all of your premium payment be allocated to the Panorama Growth division or you have selected the Panorama Growth division as an investment option in an automated policy value transfer program, we will replace that division with the Oppenheimer Main Street division.

¿	If you have premium payment instructions on file requesting that a portion or all of your premium payment be allocated to the Panorama Total Return division or you have selected the Panorama Total Return division as an investment option in an automated policy value transfer program, we will replace that division with the Oppenheimer Balanced division.

Addition of New Funds

Effective April 27, 2012, the Oppenheimer Balanced Fund/VA and the Oppenheimer Main Street Fund/VA will be available as investment choices through your policy. The table below provides the fund’s adviser and the type of fund being offered. For more information about the two new Funds, please read the accompanying Fund prospectuses.

Balanced
Oppenheimer Balanced Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
Large Cap Blend
Oppenheimer Main Street Fund®/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A

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There are no other changes being made at this time.

Prospectuses are available on our website at www.massmutual.com or by contacting MassMutual at 1-800-688-9906 (Monday – Friday between 7:30 – 5:00 CST).

If you have questions about this supplement, wish to revise your allocation instructions or make other changes to your policy, please contact your registered representative or contact MassMutual at 1-800-688-9906 (Monday – Friday between 7:30 – 5:00 CST).

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